Exhibit 99.2

Third Quarter 2009

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2009

Contact:	6110 Executive Boulevard
Bill Camp	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
E-mail: bcamp@writ.com	(301) 984-9610 fax

Company Background and Highlights

Third Quarter 2009

Washington Real Estate Investment Trust (the “Company”) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, industrial/flex, medical office, retail, and multifamily properties and land for development.

In the third quarter, WRIT focused on deleveraging its balance sheet and improving its property portfolio. WRIT raised nearly $40 million of equity, repurchased convertible notes, prepaid a $50 million five property mortgage, disposed of two Class B office and industrial properties and acquired a Class A medical office building. WRIT also announced its 191st consecutive quarterly dividend at equal or increasing rates. WRIT issued 1,431,440 common shares through its Sales Agency Financing Agreement with BNY Mellon at an average price of $27.70 for proceeds of $39.6 million. WRIT repurchased a total of $12.2 million of its 3.875% convertible notes at an average discounted price of 95.6% of par for approximately $11.7 million. Subsequent to quarter end, WRIT repurchased an additional $6.6 million of its convertible notes at an average discounted price of 96.8% of par for approximately $6.4 million.

On July 1, WRIT used cash on hand to prepay a $50 million mortgage due in October 2009, unencumbering five multifamily properties in Northern Virginia. During the quarter, WRIT reduced the outstanding balance on its lines of credit by $9 million. The outstanding line balance as of September 30 is $6 million.

WRIT completed the sale of Tech 100 Industrial Park in Elkridge, Maryland for $10.54 million, achieving a net book gain of $4.1 million on the 166,000 square foot property. WRIT also completed the sale of Brandywine Center, a 35,000 square foot office property in Rockville, Maryland for $3.3 million and a net book gain of $1.0 million. In August, WRIT acquired Lansdowne Medical Office Building for $19.9 million. The newly constructed medical office property measures 87,400 square feet and is well-located across the street from Inova Loudoun Hospital in Leesburg, Virginia. WRIT expects to achieve a stabilized yield between 8.0% and 8.5% on the acquisition.

In the third quarter, WRIT executed 325,990 square feet of commercial lease transactions with an average lease term of 3.4 years. The average rental rate increase on new and renewal leases in the commercial portfolio was 8.1% on a GAAP basis and -2.0% on a cash basis, and commercial tenant improvements averaged $7.65 per square foot for the quarter. Residential rental rates decreased 0.4%.

As of September 30, 2009, WRIT owned a diversified portfolio of 91 properties totaling approximately 11 million square feet of commercial space and 2,536 residential units. These 91 properties consist of 27 office properties, 21 industrial/flex properties, 18 medical office properties, 14 retail centers, 11 multi-family properties and land for development. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Net Operating Income Contribution by Sector—Third Quarter 2009*

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

*Excludes discontinued operations:

Sold Properties: Brandywine Center, Tech 100 and Avondale Apartments

Held for Sale Properties: Charleston Business Center and Crossroads Distribution Center

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants’ financial conditions, the timing and pricing of lease transactions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2008 Form 10-K, our second quarter 2009 10-Q and our Form 8-K filed July 10, 2009. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Supplemental Financial and Operating Data

Table of Contents

September 30, 2009

Schedule	Page

Key Financial Data
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Funds From Operations and Funds Available for Distribution	7
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Debt Analysis	9-10
Capital Analysis	11

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Core Portfolio Net Operating Income (NOI) Summary	13
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Core Portfolio & Overall Economic Occupancy Levels by Sector	16

Tenant Analysis
Commercial Leasing Summary	17-18
10 Largest Tenants - Based on Annualized Base Rent	19
Industry Diversification	20
Lease Expirations as of September 30, 2009	21

Growth and Strategy
2009 Acquisition and Disposition Summary	22

Appendix
Schedule of Properties	23-24
Supplemental Definitions	25

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
OPERATING RESULTS	09/30/09	06/30/09	03/31/09	12/31/08	09/30/08

Real estate rental revenue	$75,607	$76,262	$77,194	$72,286	$69,798
Real estate expenses	(25,868)	(25,357)	(27,184)	(25,216)	(23,790)

49,739	50,905	50,010	47,070	46,008

Real estate depreciation and amortization	(23,643)	(23,339)	(23,113)	(23,446)	(21,240)

Income from real estate	26,096	27,566	26,897	23,624	24,768

Other income	262	339	320	277	338
Gain from non-disposal activities	62	—	—	—	17
Gain (loss) on extinguishment of debt	(133)	1,219	5,845	2,866	—
Interest expense	(18,224)	(19,316)	(19,681)	(18,854)	(18,447)
General and administrative	(3,834)	(3,716)	(3,182)	(3,297)	(2,731)

Income from continuing operations	4,229	6,092	10,199	4,616	3,945

Discontinued operations:
Income from operations of properties held for sale	227	376	701	712	684
Gain on sale of real estate	5,147	6,674	—	—	—

Income from discontinued operations	5,374	7,050	701	712	684

Net income	9,603	13,142	10,900	5,328	4,629
Less: Net income from noncontrolling interests	(53)	(52)	(49)	(53)	(48)

Net income attributable to the controlling interests	$9,550	$13,090	$10,851	$5,275	$4,581

Per Share Data
Net income attributable to the controlling interests	$0.16	$0.23	$0.20	$0.10	$0.09

Fully diluted weighted average shares outstanding	58,571	56,277	52,915	52,387	49,725

Percentage of Revenues:
Real estate expenses	34.2%	33.2%	35.2%	34.9%	34.1%
General and administrative	5.1%	4.9%	4.1%	4.6%	3.9%

Ratios:
EBITDA / Interest expense	2.5	x	2.5	x	2.7	x	2.5	x	2.4	x
Income from continuing operations attributable to the controlling interest/Total real estate revenue	5.5%	7.9%	13.1%	6.3%	5.6%

Net income attributable to the controlling interest/Total real estate revenue	12.6%	17.2%	14.1%	7.3%	6.6%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Consolidated Balance Sheets

(In thousands)

(unaudited)

	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008
Assets
Land	$412,137	$410,829	$410,833	$410,833	$362,627
Income producing property	1,890,505	1,866,520	1,858,293	1,854,008	1,736,761

	2,302,642	2,277,349	2,269,126	2,264,841	2,099,388
Accumulated depreciation and amortization	(454,407)	(434,395)	(414,543)	(394,902)	(375,793)

Net income producing property	1,848,235	1,842,954	1,854,583	1,869,939	1,723,595
Development in progress, including land held for development	24,611	24,140	23,678	23,732	23,545

Total real estate held for investment, net	1,872,846	1,867,094	1,878,261	1,893,671	1,747,140

Investment in real estate held for sale, net	6,277	13,879	26,563	26,734	26,728
Cash and cash equivalents	7,119	58,446	9,685	11,874	7,813
Restricted cash	18,072	21,038	19,343	18,823	47,074
Rents and other receivables, net of allowance for doubtful accounts	49,109	48,777	46,753	44,675	37,374
Prepaid expenses and other assets	104,421	100,629	105,364	112,284	101,180
Other assets related to properties sold or held for sale	553	949	1,204	1,346	1,467

Total assets	$2,058,397	$2,110,812	$2,087,173	$2,109,407	$1,968,776

Liabilities and Equity
Notes payable	$796,064	$807,128	$845,364	$890,679	$904,753
Mortgage notes payable	406,377	457,238	458,084	421,286	330,569
Lines of credit/short-term note payable	6,000	15,000	48,000	67,000	47,000
Accounts payable and other liabilities	64,462	70,979	71,571	70,538	65,669
Advance rents	9,792	9,388	9,034	8,926	9,189
Tenant security deposits	10,021	10,014	10,043	10,084	9,996
Other liabilities related to properties sold or held for sale	112	310	445	469	507

Total Liabilities	1,292,828	1,370,057	1,442,541	1,468,982	1,367,683

Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	598	584	531	526	508
Additional paid-in capital	942,884	901,603	793,441	777,375	717,919
Distributions in excess of net income	(179,639)	(163,425)	(151,172)	(138,936)	(121,400)
Accumulated other comprehensive income (loss)	(2,080)	(1,808)	(1,963)	(2,335)	276

Total shareholders’ equity	761,763	736,954	640,837	636,630	597,303
Noncontrolling interests in subsidiaries	3,806	3,801	3,795	3,795	3,790

Total equity	765,569	740,755	644,632	640,425	601,093

Total liabilities and equity	$2,058,397	$2,110,812	$2,087,173	$2,109,407	$1,968,776

Total Debt / Total Market Capitalization	0.41:1	0.50:1	0.60:1	0.48:1	0.41:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
Funds from operations(1)
Net income (loss) attributable to the controlling interests	$9,550	$13,090	$10,851	$5,275	$4,581
Real estate depreciation and amortization	23,643	23,339	23,113	23,446	21,240
Gain from non-disposal activities	(62)	—	—	—	(17)
Discontinued operations:
Gain on sale of real estate	(5,147)	(6,674)	—	—	—
Real estate depreciation and amortization	46	169	189	184	305

Funds From Operations (FFO)	$28,030	$29,924	$34,153	$28,905	$26,109

FFO per share - basic	$0.48	$0.53	$0.65	$0.55	$0.53
FFO per share - fully diluted	$0.48	$0.53	$0.65	$0.55	$0.53

FFO per share - fully diluted, excluding gain (loss) on extinguishment of debt	$0.48	$0.51	$0.53	$0.50	$0.53

Funds available for distribution(2)
Less: Gain on extinguishment of debt	133	(1,219)	(5,845)	(2,866)	—
Tenant improvements	(2,272)	(4,727)	(1,066)	(2,759)	(1,452)
External and internal leasing commissions capitalized	(1,543)	(2,186)	(1,058)	(1,184)	(1,851)
Recurring capital improvements	(1,756)	(1,984)	(1,174)	(2,688)	(1,936)
Straight-line rent, net	(576)	(612)	(664)	(517)	(779)
Non-cash fair value interest expense	794	900	1,128	266	1,067
Non-real estate depreciation and amortization	1,122	1,177	1,219	1,261	1,262
Amortization of lease intangibles, net	(559)	(654)	(597)	(47)	(533)
Amortization and expensing of restricted share and unit compensation	1,136	927	577	417	706

Funds Available for Distribution (FAD)	$24,509	$21,546	$26,673	$20,788	$22,593

Total Dividends Paid	$25,591	$25,193	$22,923	$22,666	$21,533

Average shares - basic	58,556	56,276	52,914	52,358	49,599
Average shares - fully diluted	58,571	56,277	52,915	52,387	49,725

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	09/30/09	06/30/09	03/31/09	12/31/08	09/30/08
EBITDA(1)

Net income attributable to the controlling interests	$9,550	$13,090	$10,851	$5,275	$4,581
Add:
Interest expense	18,224	19,316	19,681	18,854	18,447
Real estate depreciation and amortization	23,689	23,508	23,302	23,630	21,545
Non-real estate depreciation	293	306	305	315	299
Less:
Gain on sale of real estate	(5,147)	(6,674)	—	—	—
Gain from non-disposal activities	(62)	—	—	—	(17)
Other income	(262)	(339)	(320)	(277)	(338)

EBITDA	$46,285	$49,207	$53,819	$47,797	$44,517

(1)

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Long-Term Debt Analysis

(In thousands, except per share amounts)

	September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
Balances Outstanding

Secured
Conventional fixed rate	$406,377	(1)	$457,238	(1)	$458,084	(1)	$421,286	(1)	$330,569

Secured total	406,377		457,238		458,084		421,286		330,569

Unsecured
Fixed rate bonds and notes	796,064		807,128		845,364		890,679		904,753
Credit facility	6,000		15,000		48,000		67,000		47,000

Unsecured total	802,064		822,128		893,364		957,679		951,753

Total	$1,208,441		$1,279,366		$1,351,448		$1,378,965		$1,282,322

Average Interest Rates

Secured
Conventional fixed rate	5.9	% (1)	6.0	% (1)	6.0	% (1)	6.1	% (1)	5.8%

Secured total	5.9%		6.0%		6.0%		6.1%		5.8%

Unsecured
Fixed rate bonds	5.7%		5.7%		5.6%		5.6%		5.6%
Credit facilities	0.7%		0.7%		0.9%		1.5%		2.9%

Unsecured total	5.7%		5.6%		5.3%		5.3%		5.4%

Average	5.7%		5.8%		5.6%		5.5%		5.5%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $7,584,608 and $6,344,398, respectively.

(1)

Includes the impact of the $101.9 million loan with an interest rate of 5.619% per annum assumed with the purchase of 2445 M Street during the fourth quarter of 2008. In purchase accounting, the loan was recorded at its fair value of $91.7 million. The combined interest and discount amortization give the loan a fair value interest rate of 7.25%.

Long-Term Debt Analysis

(In thousands, except per share amounts)

Continued from previous page

Debt Maturity Schedule

Annual Expirations and Weighted Average Interest Rates

	Future Maturities of Debt
Year	Secured Debt		Unsecured Debt		Credit Facilities	Total Debt	Average Interest Rate
2009	$1,153		$—		$—	$1,153	5.5%
2010	4,458		—		—	4,458	5.5%
2011	13,788		392,408	(1)	6,000	412,196	5.8%
2012	21,823		50,000		—	71,823	5.0%
2013	107,123		60,000		—	167,123	5.5%
2014	2,038		100,000		—	102,038	5.3%
2015	20,595		150,000		—	170,595	5.3%
2016	82,866		—		—	82,866	5.7%
2017	103,816		—		—	103,816	7.2%
Thereafter	56,302	(2)	50,000		—	106,302	6.4%

Total maturities	$413,962		$802,408		$6,000	$1,222,370	5.7%

Weighted average maturity = 5.1 years

(1)

The 3.875% convertible notes due 2026 in the aggregate principal amount of $142.4 million are puttable at par in September, 2011. Due to the probability that the convertible notes will be paid off in September, 2011, that date is reflected in the future maturities schedule.

(2)

The 5.82% mortgage note payable maturing in August, 2033 in the aggregate principal amount of $22.0 million may be repaid without penalty on August 11, 2010. Due to the probability that the mortgage note will not be paid off on August 11, 2010, the date reflected in the future maturities schedule is August, 2033.

Capital Analysis

(In thousands, except per share amounts)

	September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
Market Data

Shares Outstanding	59,724		58,250		53,000		52,434		50,661
Market Price per Share	$28.80		$22.37		$17.30		$28.30		$36.63
Equity Market Capitalization	$1,720,051		$1,303,053		$916,900		$1,483,882		$1,855,712

Total Debt	$1,208,441		$1,279,366		$1,351,448		$1,378,965		$1,282,322
Total Market Capitalization	$2,928,492		$2,582,419		$2,268,348		$2,862,847		$3,138,034

Total Debt to Market Capitalization	0.41:1		0.50:1		0.60:1		0.48:1		0.41:1

Earnings to Fixed Charges(1)	1.2	x	1.3	x	1.5	x	1.2	x	1.2	x
Debt Service Coverage Ratio(2)	2.4	x	2.4	x	2.6	x	2.4	x	2.3	x

Dividend Data

Total Dividends Paid	$25,591		$25,193		$22,923		$22,666		$21,533
Common Dividend per Share	$0.4325		$0.4325		$0.4325		$0.4325		$0.4325
Payout Ratio (FFO per share basis)	90.1%		81.6%		66.5%		78.6%		81.6%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

2009 vs. 2008

Cash Basis

	Third Quarter(1)
Sector	NOI Growth	Rental Rate Growth

Multifamily	2.4%	-0.4%
Office Buildings	-2.6%	2.5%
Medical Office Buildings	0.9%	2.8%
Retail Centers	-1.2%	1.7%
Industrial / Flex Properties	-4.4%	0.9%

Overall Core Portfolio	-1.5%	1.8%

GAAP Basis

	Third Quarter(1)
Sector	NOI Growth	Rental Rate Growth

Multifamily	2.5%	-0.4%
Office Buildings	-2.9%	2.2%
Medical Office Buildings	-1.1%	2.3%
Retail Centers	-5.0%	0.8%
Industrial / Flex Properties	-5.5%	-0.1%

Overall Core Portfolio	-2.8%	1.3%

[1]	Non-core properties were:

Acquisitions - Kenmore Apartments, 2445 M Street and Lansdowne Medical Office Building.

Sold properties - Avondale, Tech 100 and Brandywine Center.

Held for sale properties - Charleston Business Center and Crossroads Distribution Center.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

Core Portfolio Net Operating Income (NOI) Summary

(In thousands)

	Three Months Ended September 30,
	2009	2008	% Change
Cash Basis:
Multifamily	$4,919	$4,805	2.4%
Office Buildings	17,482	17,943	-2.6%
Medical Office Buildings	7,126	7,060	0.9%
Retail Centers	7,500	7,593	-1.2%
Industrial/Flex	6,563	6,865	-4.4%

	$43,590	$44,266	-1.5%

GAAP Basis:
Multifamily	$4,927	$4,809	2.5%
Office Buildings	17,872	18,409	-2.9%
Medical Office Buildings	7,347	7,425	-1.1%
Retail Centers	7,665	8,071	-5.0%
Industrial/Flex	6,562	6,941	-5.5%

	$44,373	$45,655	-2.8%

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended September 30, 2009
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,293	$28,148	$11,099	$10,182	$8,961	$—	$66,683
Non-core - acquired and in development [1]	3,540	5,384	—	—	—	—	8,924

Total	11,833	33,532	11,099	10,182	8,961	—	75,607

Real estate expenses
Core Portfolio	3,366	10,276	3,752	2,517	2,399	—	22,310
Non-core - acquired and in development [1]	1,598	1,880	80	—	—	—	3,558

Total	4,964	12,156	3,832	2,517	2,399	—	25,868

Net Operating Income (NOI)
Core Portfolio	4,927	17,872	7,347	7,665	6,562	—	44,373
Non-core - acquired and in development [1]	1,942	3,504	(80)	—	—	—	5,366

Total	$6,869	$21,376	$7,267	$7,665	$6,562	$—	$49,739

Core Portfolio NOI GAAP Basis (from above)	$4,927	$17,872	$7,347	$7,665	$6,562	$—	$44,373
Straight-line revenue, net for core properties	(8)	(85)	(48)	(72)	16	—	(197)
FAS 141 Min Rent	—	(366)	(173)	(96)	(20)	—	(655)
Amortization of lease intangibles for core properties	—	61	—	3	5	—	69

Core portfolio NOI, Cash Basis	$4,919	$17,482	$7,126	$7,500	$6,563	$—	$43,590

Reconciliation of NOI to Net Income
Total NOI	$6,869	$21,376	$7,267	$7,665	$6,562	$—	$49,739
Other income	—	—	—	—	—	262	262
Interest expense	(1,764)	(2,623)	(1,383)	(330)	(240)	(11,884)	(18,224)
Depreciation and amortization	(3,483)	(11,494)	(3,720)	(1,845)	(2,834)	(267)	(23,643)
General and administrative	—	—	—	—	—	(3,834)	(3,834)
Discontinued operations[2]	—	16	—	—	211	—	227
Gain from non-disposal activities	—	60	2	—	—	—	62
Gain on sale of real estate	—	—	—	—	—	5,147	5,147
Loss on extinguishment of debt	—	—	—	—	—	(133)	(133)

Net Income	1,622	7,335	2,166	5,490	3,699	(10,709)	9,603
Net income attributable to noncontrolling interests	—	—	—	—	—	(53)	(53)

Net income attributable to the controlling interests	$1,622	$7,335	$2,166	$5,490	$3,699	$(10,762)	$9,550

[1]	Non-core acquired and in development properties:

Acquisitions - Kenmore Apartments, 2445 M Street and Lansdowne Medical Office Building.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]	Discontinued operations include: Sold Properties - Brandywine Center, Tech 100, and Avondale.

Held for Sale Properties - Charleston Business Center and Crossroads Distribution Center.

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended September 30, 2008
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core portfolio	$8,168	$29,090	$11,041	$10,260	$9,523	$—	$68,082
Non-core - acquired and in development [1]	1,555	161	—	—	—	—	1,716

Total	9,723	29,251	11,041	10,260	9,523	—	69,798

Real estate expenses
Core portfolio	3,359	10,681	3,616	2,189	2,582	—	22,427
Non-core - acquired and in development [1]	1,045	318	—	—	—	—	1,363

Total	4,404	10,999	3,616	2,189	2,582	—	23,790

Net operating income (NOI)
Core portfolio	4,809	18,409	7,425	8,071	6,941	—	45,655
Non-core - acquired and in development [1]	510	(157)	—	—	—	—	353

Total	$5,319	$18,252	$7,425	$8,071	$6,941	$—	$46,008

Core portfolio NOI GAAP basis (from above)	$4,809	$18,409	$7,425	$8,071	$6,941	$—	$45,655
Straight-line revenue, net for core properties	(4)	(81)	(184)	(393)	(88)	—	(750)
FAS 141 min rent	—	(379)	(181)	(88)	7	—	(641)
Amortization of lease intangibles for core properties	—	(6)	—	3	5	—	2

Core portfolio NOI, cash basis	$4,805	$17,943	$7,060	$7,593	$6,865	$—	$44,266

Reconciliation of NOI to net income
Total NOI	$5,319	$18,252	$7,425	$8,071	$6,941	$—	$46,008
Other income	—	—	—	—	—	338	338
Interest expense	(2,146)	(854)	(1,409)	(336)	(245)	(13,457)	(18,447)
Depreciation and amortization	(2,996)	(9,509)	(3,644)	(1,902)	(3,002)	(187)	(21,240)
General and administrative	—	—	—	—	—	(2,731)	(2,731)
Discontinued operations[2]	266	17	—	—	401	—	684
Gain from non-disposal activities	—	—	—	—	—	17	17

Net income	443	7,906	2,372	5,833	4,095	(16,020)	4,629
Net income attribuatble to noncontrolling interests	—	—	—	—	—	(48)	(48)

Net income attributable to the controlling interests	$443	$7,906	$2,372	$5,833	$4,095	$(16,068)	$4,581

[1]	Non-core acquired and in development properties were:

Acquisitions - None.

In development - Bennett Park, Clayborne Apartments and Dulles Station.

[2]	Discontinued operations include: Sold Properties - Brandywine Center, Tech 100 and Avondale.

Held for Sale Properties - Charleston Business Center and Crossroads Distribution Center.

Core Portfolio & Overall Economic Occupancy Levels by Sector

Q3 2009 vs. Q3 2008

GAAP Basis

	Core Portfolio		All Properties
Sector	3rd QTR 2009	3rd QTR 2008	3rd QTR 2009	3rd QTR 2008

Multifamily	94.6%	94.7%	93.9%	85.6%
Office Buildings	91.8%	92.5%	92.3%	90.2%
Medical Office Buildings	96.0%	95.8%	96.0%	95.8%
Retail Centers	94.0%	94.4%	94.0%	94.4%
Industrial / Flex Properties	89.6%	93.3%	89.6%	92.9%

Overall Portfolio	92.8%	93.7%	93.0%	91.1%

Commercial Leasing Summary

Three and Nine months ended 9/30/09

	3rd Quarter 2009		Year to Date
Gross Leasing Square Footage
Office Buildings	181,625		555,377
Medical Office Buildings	37,202		104,671
Retail Centers	12,358		50,846
Industrial Centers	94,805		408,872

Total	325,990		1,119,766

Weighted Average Term (yrs)
Office Buildings	3.4		4.4
Medical Office Buildings	6.3		4.5
Retail Centers	1.9		3.6
Industrial Centers	2.3		3.1

Total	3.4		3.9

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$27.08	$28.83	$31.43	$32.47
Medical Office Buildings	33.33	34.84	32.23	33.43
Retail Centers	23.39	25.08	25.12	26.39
Industrial Centers	8.43	8.63	8.44	8.93

Total	$22.23	$23.50	$22.82	$23.69

Rate on new and renewal leases
Office Buildings	$29.06	$27.98	$35.89	$34.21
Medical Office Buildings	39.59	36.63	36.11	34.17
Retail Centers	21.37	21.11	24.94	23.72
Industrial Centers	8.66	8.45	8.78	8.50

Total	$24.04	$23.03	$25.52	$24.34

Percentage Increase
Office Buildings	7.31%	-2.94%	14.20%	5.36%
Medical Office Buildings	18.78%	5.13%	12.02%	2.20%
Retail Centers	-8.64%	-15.83%	-0.71%	-10.10%
Industrial Centers	2.70%	-2.03%	4.03%	-4.82%

Total	8.13%	-2.00%	11.79%	2.76%

Commercial Leasing Summary

Continued from previous page

Three months and Nine months ended 9/30/09

	3rd Quarter 2009		Year to Date
	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$1,747,491	$9.62	$6,787,751	$12.22
Medical Office Buildings	678,100	18.23	1,250,083	11.94
Retail Centers	—	—	5,000	0.10
Industrial Centers	69,072	0.73	346,443	0.85

Subtotal	$2,494,663	$7.65	$8,389,277	$7.49

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Leasing Costs
Office Buildings	$894,657	$4.93	$4,153,010	$7.48
Medical Office Buildings	330,462	8.88	673,981	6.44
Retail Centers	20,213	1.64	192,305	3.78
Industrial Centers	43,071	0.45	833,588	2.04

Subtotal	$1,288,403	$3.95	$5,852,884	$5.23

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$2,642,148	$14.55	$10,940,761	$19.70
Medical Office Buildings	1,008,562	27.11	1,924,064	18.38
Retail Centers	20,213	1.64	197,305	3.88
Industrial Centers	112,143	1.18	1,180,031	2.89

Total	$3,783,066	$11.60	$14,242,161	$12.72

10 Largest Tenants - Based on Annualized Rent

September 30, 2009

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	69	4.32%	210,354	2.15%
Advisory Board Company	1	116	2.71%	180,925	1.85%
General Services Administration	9	16	1.99%	262,698	2.69%
IBM Corporation	2	113	1.90%	134,734	1.38%
Patton Boggs LLP	1	91	1.84%	110,566	1.13%
INOVA Health System	7	51	1.78%	108,151	1.11%
Sunrise Assisted Living, Inc.	1	48	1.77%	115,289	1.18%
Lafarge North America, Inc	1	10	1.29%	80,610	0.83%
URS Corporation	1	51	1.17%	84,970	0.87%
Children’s Hospital	3	62	1.00%	69,230	0.71%

Total/Weighted Average		63	19.77%	1,357,527	13.90%

Industry Diversification

September 30, 2009

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet

Professional, Scientific and Technical Services	$58,695,426	26.89%	2,225,564	22.76%
Ambulatory Health Care Services	40,036,381	18.34%	1,316,032	13.46%
Credit Intermediation and Related Activities	15,381,095	7.05%	390,043	3.99%
Executive, Legislative & Other General Government	9,148,164	4.19%	452,098	4.62%
Educational Services	6,799,183	3.12%	253,841	2.60%
Religious, Grantmaking, Civic, Professional	6,372,193	2.92%	197,416	2.02%
Food Services and Drinking Places	5,696,682	2.61%	221,192	2.26%
Administrative and Support Services	5,098,688	2.34%	329,394	3.37%
Food and Beverage Stores	4,147,070	1.90%	257,194	2.63%
Nursing and Residential Care Facilities	3,929,957	1.80%	145,010	1.48%
Furniture and Home Furnishing Stores	3,760,262	1.72%	233,707	2.39%
Broadcasting (except Internet)	3,607,440	1.65%	108,077	1.11%
Miscellaneous Store Retailers	3,538,725	1.62%	253,848	2.60%
Nonmetallic Mineral Product Manufacturing	3,200,247	1.47%	119,474	1.22%
Personal and Laundry Services	3,068,256	1.41%	129,644	1.33%
Merchant Wholesalers-Durable Goods	3,031,600	1.39%	302,443	3.09%
Specialty Trade Contractors	2,487,076	1.14%	269,988	2.76%
Health and Personal Care Services	2,379,444	1.09%	78,149	0.80%
Clothing and Clothing Accessories Stores	2,260,431	1.04%	140,834	1.44%
Merchant Wholesalers-Non Durable Goods	2,111,471	0.97%	219,538	2.25%
Printing and Related Support Activities	2,092,588	0.96%	96,148	0.98%
Sporting Goods/Books/Hobby/Music Stores	2,048,495	0.94%	146,446	1.50%
Real Estate	1,951,288	0.89%	74,393	0.76%
Hospitals	1,938,524	0.89%	62,034	0.64%
Miscellaneous Manufacturing	1,917,343	0.88%	181,959	1.86%
Construction of Buildings	1,796,635	0.82%	111,142	1.14%
General Merchandise Stores	1,673,509	0.77%	222,430	2.28%
Amusement, Gambling and Recreation Industries	1,662,792	0.76%	135,268	1.38%
Insurance Carriers and Related Activities	1,400,235	0.64%	57,236	0.59%
Telecommunications	1,205,568	0.55%	36,036	0.37%
Other	15,828,555	7.24%	1,009,918	10.32%

Total	$218,265,323	100.00%	9,776,496	100.00%

Lease Expirations

September 30, 2009

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2009	26	80,536	2.11%	$2,210,394	$27.45	1.70%
2010	138	616,723	16.17%	17,863,108	28.96	13.71%
2011	122	581,370	15.24%	19,275,625	33.16	14.80%
2012	86	398,378	10.45%	12,428,507	31.20	9.54%
2013	60	448,644	11.76%	14,124,417	31.48	10.84%
2014 and thereafter	181	1,688,013	44.27%	64,363,708	38.13	49.41%

	613	3,813,664	100.00%	$130,265,759	$34.16	100.00%

Medical Office:
2009	7	15,549	1.28%	$497,934	$32.02	1.11%
2010	62	188,249	15.45%	6,200,596	32.94	13.77%
2011	69	216,706	17.79%	7,445,963	34.36	16.54%
2012	43	135,811	11.15%	5,046,937	37.16	11.21%
2013	45	137,623	11.30%	4,801,875	34.89	10.67%
2014 and thereafter	128	524,402	43.03%	21,030,742	40.10	46.70%

	354	1,218,340	100.00%	$45,024,047	$36.96	100.00%

Retail:
2009	18	82,039	4.49%	$1,515,312	$18.47	4.19%
2010	58	282,512	15.45%	5,179,587	18.33	14.32%
2011	39	161,660	8.84%	3,106,723	19.22	8.59%
2012	42	145,873	7.98%	3,353,827	22.99	9.27%
2013	37	286,002	15.64%	4,347,732	15.20	12.02%
2014 and thereafter	96	870,286	47.60%	18,660,263	21.44	51.61%

	290	1,828,372	100.00%	$36,163,444	$19.78	100.00%

Industrial:
2009	15	189,600	6.39%	$1,775,813	$9.37	5.16%
2010	61	459,776	15.49%	5,287,281	11.50	15.37%
2011	66	597,718	20.14%	5,802,986	9.71	16.87%
2012	39	511,504	17.24%	5,793,087	11.33	16.84%
2013	25	404,670	13.64%	4,848,560	11.98	14.10%
2014 and thereafter	47	804,512	27.10%	10,888,976	13.53	31.66%

	253	2,967,780	100.00%	$34,396,703	$11.59	100.00%

Total:
2009	66	367,724	3.74%	$5,999,453	$16.32	2.44%
2010	319	1,547,260	15.74%	34,530,572	22.32	14.05%
2011	296	1,557,454	15.85%	35,631,297	22.88	14.49%
2012	210	1,191,566	12.12%	26,622,358	22.34	10.83%
2013	167	1,276,939	12.99%	28,122,584	22.02	11.44%
2014 and thereafter	452	3,887,213	39.56%	114,943,689	29.57	46.75%

	1,510	9,828,156	100.00%	$245,849,953	$25.01	100.00%

*	Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

2009 Acquisition and Disposition Summary

as of September 30, 2009

($’s in thousands)

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	September 30, 2008 Leased Percentage	Investment
Lansdowne Medical Office Building	Leesburg, VA	August 13, 2009	87,400	0%	0%	$19,900
Disposition Summary
		Disposition Date	Property Type	Square Feet	Sale Price	GAAP Gain
Avondale Apartments (237 units)	Laurel, MD	May 13, 2009	Multifamily	170,000	$19,750	$6,700
Tech 100	Elkridge, MD	July 23, 2009	Industrial	166,000	$10,540	$4,100
Brandywine Center	Rockville, MD	July 31, 2009	Office	35,000	$3,300	$1,000

			Total	371,000	$33,590	$11,800

Schedule of Properties

September 30, 2009

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000
Dulles Station	Herndon, VA	2005	2007	180,000
2445 M Street	Washington, DC	2008	1986	290,000

Subtotal				4,176,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
Lansdowne Medical Office Building	Leesburg, VA	2009	2009	87,000

Subtotal				1,309,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

(1)	Development on approximately 60,000 square feet of the center was completed in December 2006.

Schedule of Properties (Cont.)

September 30, 2009

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 253	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003(2)	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	268,000
Clayborne / 74	Alexandria, VA	2008	2008	87,000
Kenmore Apartments / 374	Washington, DC	2008	1948	269,000

Subtotal (2,536 units)				2,205,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				3,429,000

TOTAL				13,141,000

*	Multifamily buildings are presented in gross square feet.
(2)	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions

September 30, 2009

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income atributable to the controlling interest (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements, leasing incentives and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream, gain from extinguishment of debt and straight line rents, then adding non-real estate depreciation and amortization, non-cash fair value interest expense, adding or subtracting amortization of lease intangibles and amortization of restricted share compensation, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.